BOONTON ELECTRONICS CORPORATION
                         25 Eastmans Road, P.O. Box 465
                               Township of Hanover
                        Parsippany, New Jersey 07054-0465
                   ------------------------------------------





                                                     March 6, 1998


TO:      THE HOLDERS OF THE COMMON STOCK OF
         BOONTON ELECTRONICS CORPORATION


         Enclosed is a copy of the Corporation's Annual Report for its fiscal year ended September 30, 1997.

         Annexed to this letter is the Notice of Annual Meeting of the Stockholders to be held April 6, 1998.

         The persons named in the enclosed form of Proxy propose to vote for the election of three Directors. If at the time of election any of the foregoing nominees are unavailable, the persons acting as proxies may, in their judgment, vote for other nominees.

                                                     Sincerely,

                                                     By /s/ YVES GUYOMAR
                                                     ---------------------------
                                                     President and CEO

                         BOONTON ELECTRONICS CORPORATION
                         25 Eastmans Road, P.O. Box 465
                               Township of Hanover
                        Parsippany, New Jersey 07054-0465
                   ------------------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of
  BOONTON ELECTRONICS CORPORATION:

         Please take notice that the Annual Meeting of Stockholders of BOONTON ELECTRONICS CORPORATION will be held at the offices of the Corporation at 25 Eastmans Road, Township of Hanover, New Jersey, Monday, the 6th day of April, 1998 at 3:00 o'clock in the afternoon for the following purposes:


     To elect three Directors; and

     To transact such other business as may properly come before the meeting.

         Only stockholders of record as of the close of business on February 13, 1998 shall be entitled to vote at the meeting.

         If you wish your stock to be voted and you do not expect to be present in person at the meeting, please fill in, sign and return the enclosed proxy in the envelope provided.

         This NOTICE is sent by order of the Board of Directors.


                                                     Sincerely,



                                                     By /s/ YVES GUYOMAR
                                                     ---------------------------
                                                     President and CEO


March 6, 1998

                         BOONTON ELECTRONICS CORPORATION
                         25 Eastmans Road, P.O. Box 465
                               Township of Hanover
                        Parsippany, New Jersey 07054-0465

                ------------------------------------------------
                                 PROXY STATEMENT
                ------------------------------------------------

         The accompanying Proxy is solicited by the Board of Directors of the Corporation for use at the Annual Meeting of Stockholders to be held on April 6, 1998. The persons named as proxies were selected by the Board of Directors of the Corporation and are Directors of the Corporation.

         Any stockholder giving a Proxy has the right to revoke it by notice in writing to the Secretary of the Corporation at any time prior to its use.

         The Corporation will pay the cost of soliciting Proxies in the accompanying form. Proxies may be solicited by Directors, officers and other employees of the corporation personally, by mail, by telephone or by facsimile. On request, the Corporation will pay brokers and other persons holding shares of stock in their names or in those of their nominees for the reasonable expenses in sending soliciting material to, and seeking instructions from, their principals.

         The information contained in the Proxy Statement with respect to the nominees for the Board of Directors is based upon information furnished by them.

         This Proxy Statement and the accompanying Proxy are first sent to stockholders on March 6, 1998.


                                VOTING SECURITIES
                                -----------------

         The Corporation has only one class of stock, which has the sole voting power. At the date of this Statement there were 1,644,301 shares of the Corporation's capital stock issued and outstanding entitled to vote. Each share outstanding on the record date will be entitled to one vote at the meeting. Only stockholders of record at the close of business on February 13, 1998 will be eligible to vote at the meeting. Fifty-one percent (51%) of the outstanding shares shall constitute a quorum at the meeting.

         The following tabulation lists, as to (i) each present Director of the Corporation, (ii) each other person known to the corporation to be the beneficial owner of more than five percent (5%) of the voting stock of the Corporation, and (iii) all Directors and officers as a group, the number and percentage of the Corporation's voting common stock owned by such beneficial owner, Director and group on the date indicated. Except as reflected in the tabulation, all shares are directly owned by the named individuals and group members, and such individuals and group members possess sole voting and investment power with respect to such shares.

--------------------------------------------------------------------------------
                                      NUMBER OF SHARES
                                      BENEFICIALLY OWNED          PERCENTAGE
BENEFICIAL OWNER                      ON FEBRUARY 20, 1998        OF OWNERSHIP
--------------------------------------------------------------------------------
Daniel Auzan (Director)                             -                     -
c/o General Electronique SA
ZI de Bracheux
16 rue Joseph Cugnot
60000 Beauvais
France

Ronald T. DeBlis (Director)                    63,648                  3.87%
37 Farmstead Road
Short Hills, NJ  07087

Jack Frucht (Director)                         36,782                  2.24%
380 Mountain Road, Apt. #512
Union City, NJ  07087

Yves Guyomar (Director)                             -                     -
1012 Gates Court
Morris Plains, NJ 07950

Abel Sheng (Director)                         193,799*                11.79%
270 Sylvan Avenue
Englewood Cliffs, NJ 07632

Otto H. York (Director)                       181,087                 11.01%
130 Hempstead Court
Madison, NJ  07940

John M. Young (Director)                      130,606**                7.94%
9749 Maplecrest Circle, S.E.
Lehigh Acres, FL 33936

G.E.M. USA, Inc.                              374,266                 22.76%

Sidco Investment, Inc.                         62,755                  3.82%
--------------------------------------------------------------------------------

All directors and officers                  1,055,543***              63.71%
as a group (8 persons)
--------------------------------------------------------------------------------
    * Mr. Sheng is the indirect beneficial owner of the shares owned by Sidco Investment, Inc.
    ** Includes 6,000 shares owned by his wife, to which Mr. Young disclaims beneficial ownership.
    *** Includes 12, 500 shares which may be acquired on exercise of outstanding options.
--------------------------------------------------------------------------------

                              ELECTION OF DIRECTORS
                              ---------------------

         The Board of Directors is divided into three classes with terms expiring on three successive Annual Meeting Dates. At the Annual Meeting to be held on April 6, 1998, the following persons, Ronald T. DeBlis, Jack Frucht and Yves Guyomar, are nominees of the Board for election as directors for three-year terms expiring in 2001. It is intended that the Proxies solicited by and on behalf of the Board of Directors will be voted for the election of the nominees; provided however, that in the event of the death or ineligibility, inability or unwillingness to serve of any nominee, the Proxies will be voted according to the judgment of the persons named therein. The Board has no reason to believe that any nominee would be ineligible, unable or unwilling to serve if elected.

         Listed below are the names and ages of the nominees and all other Directors, all positions and offices held be each person and the period or periods during which he has served in such positions and offices. The nominees are now directors; Messrs. DeBlis and Frucht were elected to their terms of office at the Annual Meeting of Shareholders held March 30, 1995. Mr. Guyomar was appointed to the Board of Directors, effective April 16, 1997, by a majority vote of the Board of Directors. The By-Laws of the Corporation provide for a Board of Directors consisting of a maximum of seven members. The candidacy of none of the nominees is the subject of any arrangement or understanding between any nominee and any other person or persons, except the Directors and officers of the Corporation acting solely in that capacity. None of the nominees are related to any other director or to any executive officer by blood, marriage or adoption.

                                               Position with Issuer
Name                                Age      And Principal Occupation           Period As Director
--------------------------------------------------------------------------------------------------

Nominees for Election with Terms Expiring In 2001:
-------------------------------------------------

Ronald T. DeBlis                    73       Director; retired Dun &            1981 - Present
                                             Bradstreet

Jack Frucht                         83       Director; retired Chairman         1947 - Present
                                             of the Board and Chief
                                             Executive Officer of the
                                             Corporation

Yves Guyomar                        60       Director, President and            1997 B Present
                                             CEO of the Corporation

Directors with Terms Expiring in 2000:
-------------------------------------

John M. Young                       79       Director, retired Vice             1947 B Present
                                             President and Operations
                                             Manager of the Corporation

Abel Sheng                          56       Director, President, Raamco        1996 B Present
                                             International, Inc. and            1991 B 1994
                                             Sidco Investments, Inc.,
                                             Investment companies


                                               Position with Issuer
Name                                Age      And Principal Occupation           Period As Director
--------------------------------------------------------------------------------------------------

Directors with Terms Expiring in 1999:
-------------------------------------

Daniel Auzan                        54       Director, Chairman of              1996 B Present
                                             The Board, President
                                             Directeur General,
                                             General de Mesure et de
                                             Maintenance Electronique, S.A.

Otto H. York                        87       Director, Vice Chairman            1969 - Present
                                             Of the Board, President,
                                             York Resources, Inc.


         No Director is or, within the last five years, has been employed by any parent, subsidiary or affiliate of the Company.

         During the past fiscal year, there were a total of four meetings of the Board of Directors. No Director attended fewer than 75 percent of such meetings, during the period for which he was a Director.

         The Proxies solicited by this Proxy Statement can be voted only for the nominees named above, except in the event of occurrences previously discussed herein.

                     COMPENSATION OF DIRECTORS AND OFFICERS

                           Summary Compensation Table

                                                                            Long-Term
Name and                             Annual    Compensation                Compensation     All other
Principal Position         Year      Salary       Bonus          Other        Awards     Compensation
-----------------------------------------------------------------------------------------------------
Yves L. Guyomar            1997      $105,000       N/A           N/A           N/A              N/A
  President & CEO
Ronald T. DeBlis           1996          N/A        N/A           N/A           N/A              N/A
  President & CEO
Otto H. York               1996          N/A        N/A           N/A           N/A              N/A
  President & CEO
Holmes Bailey              1996      $ 72,962       N/A           N/A           N/A            $32,308
  President & CEO
Holmes Bailey              1995      $140,000       N/A           N/A           N/A            $13,124
  President & CEO

          Pre-requisites and other personal benefits, securities or property conveyed to each officer did not exceed either $50,000 or 10% of such executive's salary and bonus.

          Those Directors of the Company who are not salaried officers (Messrs. Auzan, DeBlis, Frucht, Sheng, York and Young) are paid Directors= fees at the rate of $10,000 per year, in quarterly installments, plus $500 per scheduled meeting of the Board or any committee. The Board has, by resolution, agreed to be paid fifty percent (50%) of their fees for fiscal year 1997 and 1996, respectively.

         As approved by the Corporation's stockholders at the 1987 annual meeting, the Corporation's 1987 Incentive Stock Option Plan provided for the granting of tax-qualified stock options to key employees for up to 75,000 shares of the Corporation's Common Stock. No shares remain available for future option grants under the Plan. On November 15, 1994, the Board of Directors authorized the grant of options to purchase 55,000 shares to officers and other key employees, and as they relate to officers, they have been included in the Voting Securities section of this Proxy Statement. The Plan is administered by the Board of Directors, which selects participants. Under the Plan, incentive stock options must be granted at 100% of the fair market value of the Common Stock on the date of grant and may not be granted to any employee who owns more than 10% of the Corporation's Common Stock nor for a term exceeding five years. Options under the Plan are not transferable and are subject to adjustment in the event of a stock dividend, stock split, reorganization or any other change in the corporate structure or shares of the Corporation. On November 15, 1994, options to purchase 12,500 shares were granted to all executive officers as a group. The per share exercise price for all outstanding options is $1.0625.

         As approved by the Corporation's stockholders at the 1987 annual meeting, the Corporation's Stock Option Program for Non-Employee Directors provided for the grant of non-qualified stock options to non-employee directors for up to 37,500 shares of the Corporation's Common Stock. No shares remain available for future option grants under the plan.

               INDEPENDENT PUBLIC ACCOUNTANTS AND RELATED MATTERS
               --------------------------------------------------

         I. Weismann Associates, Certified Public Accountants, has been engaged by the Corporation as its independent public accountant. A representative from
I. Weismann Associates is expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if so desired and to be available to respond to appropriate questions.

                                   COMMITTEES
                                   ----------

         The Board of Directors has a standing audit committee consisting of Messrs. Auzan, DeBlis and York. The last meeting of the audit committee was held June 30, 1997 to discuss the Corporation's audit for the fiscal year ended September 30, 1997 and to discuss other matters relating to the Corporation's accounting, financial reporting and auditing functions.

         The Board of Directors has a standing compensation committee consisting of Messrs. Auzan, DeBlis and York. The last meeting of the compensation committee was held January 10, 1998.

         The Board of Directors has a standing budget committee consisting of Messrs. Auzan, DeBlis and York. The last meeting of the budget committee was held October 13, 1997.

         The Board of Directors has a standing environmental committee consisting of Messrs. Auzan, DeBlis and York. The last meeting of the environmental committee was held June 30, 1997.

                    DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS
                    -----------------------------------------

         Proposals from stockholders must be received by the Corporation by November 13, 1998 for inclusion in the proxy relating to the annual meeting to be held in 1999.


                      PURPOSES OF MEETING AND OTHER MATTERS
                      -------------------------------------

         The meeting is called to elect three Directors and to transact such other business as may properly come before the meeting.

         As of the date of this Proxy Statement, the Board does not know of any business, other than the election of Directors, to come before the meeting, but if any business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their best judgement.

         A copy of the Annual Report for the year ended September 30, 1997 is enclosed herewith. The Annual Report is not regarded as proxy soliciting material.

                                            BOONTON ELECTRONICS CORPORATION



                                            By /s/ YVES GUYOMAR
                                            ----------------------------
                                            President and CEO


Township of Hanover, New Jersey
March 6, 1998

                                                                           PROXY
                         BOONTON ELECTRONICS CORPORATION
                         25 Eastmans Road, P.O. Box 465
                        Parsippany, New Jersey 07054-0465

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jack Frucht, John M. Young and Otto H. York as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Boonton Electronics Corporation held on record by the undersigned on February 13, 1998 at the Annual Meeting of Stockholders to be held on April 6, 1998 or any adjournment thereof.

1. Election of Directors
   [  ] FOR all nominees listed below             [  ] WITHOLD AUTHORITY
        (except as marked to the contrary below)       to vote for all nominees listed below

                 Ronald T. De Blis, Jack Frucht and Yves Guyomar

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

          ------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED.

   PLEASE SIGN EXACTLY AS THE NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH MUST SIGN. When signing as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                             Date:_______________________, 1998


                                             -----------------------------------
                                              Signature

                                             -----------------------------------
                                              Signature if held jointly

                                              PLEASE MARK, SIGN, DATE AND RETURN
                                              THE PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE.